CAPSTEAD Information as of June 30, 2011 Investor Presentation Exhibit 99.1

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Cautionary Statement Concerning Forward-looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:
In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.
– changes in general economic conditions;
– fluctuations in interest rates and levels of mortgage
prepayments;
– the effectiveness of risk management strategies;
– the impact of differing levels of leverage employed;
– liquidity of secondary markets and credit markets;
– the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
– the availability of new investment capital;
– the availability of suitable qualifying investments from both an investment return and regulatory perspective;
– changes in legislation or regulation affecting Fannie Mae
and Freddie Mac (the “GSEs”) and similar federal
government agencies and related guarantees;
– deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities; and
– increases in costs and other general competitive factors.

Company Summary
Proven Strategy
Experienced
Management Team
Aligned with
Stockholders
Overview of Capstead Mortgage Corporation
• Founded in 1985, Capstead is the oldest publicly-traded Agency mortgage REIT.
• At June 30, 2011, we had a total investment portfolio of $11.42 billion, supported by long-term investment capital of $1.30 billion levered 8.05 times.*
• Our three-year compound annual total return of 24.6% exceeds that of most of our peers.**
• We invest exclusively in residential adjustable-rate mortgage (ARM) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae. Agency-guaranteed mortgage securities are considered to have little, if any, credit risk.
• Our focus on short-duration ARM securities augmented with interest rate swap agreements differentiates us from our peers because ARM securities reset to more current interest rates within a relatively short period of time. This allows for the recovery of financing spreads diminished during periods of rising interest rates and smaller fluctuations in portfolio values from changes in interest rates compared to fixed-rate mortgage securities. With this strategy, Capstead is recognized as the most defensively-positioned Agency mortgage REIT.
• Our prudently leveraged portfolio provides financial flexibility to manage changing market conditions.
• Our executive officers have over 80 years of combined mortgage finance industry experience, including 75 years at Capstead.
• We are self-managed with low operating costs and rely heavily on performance-based compensation. This structure greatly enhances the alignment of management interests with those of our stockholders.

*   Long-term investment capital includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.
**  Compound annual growth rate is based on cumulative total returns assuming an investment in Capstead was made June 30, 2008 and dividends were reinvested.

CMO LISTED NYSE

	Common	Perpetual Preferred Series A	Perpetual Preferred Series B	Trust Preferred	Total Long-Term Investment Capital
NYSE Stock Ticker	CMO	CMOPRA	CMOPRB		
Shares outstanding*	81,311	187	15,865		
Cost of preferred capital*		11.44%	11.27%	8.49%	10.28%
Price as of September 21, 2011	$12.38	$21.33	$14.13		
Book Value per common share*	$12.46				
Price as a multiple of June 30, 2011 book value	99.4%				
Recorded value*	$1,016,915	$2,618	$177,364	$99,978	$1,296,875
Market capitalization as of September 21, 2011**	$1,053,978	$3,989	$226,359	$99,978	$1,384,304

* *As of June 30, 2011.*

** *Includes common shares issued subsequent to quarter-end. Through September 21, 2011 we raised an additional $50.3 million in new common equity capital through the issuance of 3.8 million shares under our at-the-market continuous offering program.*

Market Snapshot (dollars in thousands, except per share amounts) 4

Capstead’s Prudent Use of Leverage

**
Borrowings under repurchase arrangements divided by long-term investment capital.
During the second quarter of 2011 we maintained our portfolio leverage at approximately eight to one.  In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-
guaranteed ARM securities portfolio in today’s market conditions.
Through September 21, 2011 we raised $193 million in new common equity capital this year using our at-the-
market continuous offering program. In June we also began issuing a limited amount of Series B preferred shares under this program, raising an additional $3 million in perpetual preferred equity capital during this period.
($ in millions)
Portfolio Leverage* Long-Term Investment Capital
$661
$860
$1,114
$1,127
$1,194
$1,297
58%
67%
75%
75%
77%
78%
27%
21%
16%
16%
15%
14%
8%
9%
9%
12%
15%
8%
$
$250
$500
$750
$1,000
$1,250
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11 6/30/11
Common Stock Preferred Stock Trust Prefered Securities, net
9.84x
7.85x
6.67x
6.91x
7.91x
8.05x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11 6/30/11
$100
$180
$1,017
Common Stock Preferred Stock Trust Preferred Securities, net

39%
61%
22%
78%
Capstead’s Proven Short-Duration Investment Strategy

As of June 30, 2011
As of June 30, 2011
Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo” borrowings, augmented with two-year interest rate swap agreements for hedging purposes.
Residential ARM Securities Portfolio
Repurchase Arrangements & Similar Borrowings
Total: $10.44 billion
*    Based on fair market value as of the indicated balance sheet date.
Total: $11.42 billion*
• Most of our securities are backed by well-seasoned
mortgage loans with coupon interest rates that reset at
least annually or begin doing so after an initial fixed-rate period of five years or less.
• We have long-term relationships with numerous lending
counterparties.  As of June 30, 2011, we had borrowings
outstanding with 24 counterparties.
• Third quarter borrowing rates remain at favorable levels
relative to average repo borrowing rates of 0.24% at June
30, 2011 (0.56% including related interest rate swaps).
• At June 30, 2011 we held $4.1 billion notional amount of
currently-paying two-year interest rate swaps requiring
fixed rate payments averaging 1.02% with average
maturities of 12 months.  An additional $800 million
notional amount of two-year swaps were held at quarter-
end that require fixed rate payments averaging 0.82%
beginning in August through November 2011.
• The duration of our investment portfolio and related ‘repo’
borrowings was approximately 10¼ months and 7 months,
respectively, at June 30, 2011.  This  resulted in a net
duration gap of approximately 3¼ months.  Duration is a
measure of market price sensitivity to interest rate
movements.
Longer-to-Reset
ARMs
$2.49 Billion
Current-Reset
ARMs
$8.93 Billion
Borrowings Hedged with
Currently-Paying
Interest Rate Swaps
$4.10 Billion
Unhedged
Borrowings
$6.34 Billion

Capstead’s Stockholder Friendly Structure

      Six months ended
        June 30, 2011
Compensation-related expenses:
  Fixed:
Salaries and related deferred compensation match,
payroll taxes, insurance and other benefits
__0.31%
  Variable:
Incentive Compensation
**
0.45
Dividend Equivalent Rights 0.08 70% of compensation-related
Performance Stock Awards 0.13 expenses were performance-based
Related deferred compensation match and payroll taxes 0.05
1.02
Other platform expenses 0.34
      1.36%
*
Expressed as a percentage of average long-term investment capital (LTIC).
**
Incentive compensation is based on a 10% participation in returns on LTIC in excess of benchmark returns (greater of 10-year Treasury plus 2.0% or 10%) , capped at 50 basis points of LTIC and subject to Compensation Committee discretion.
• Self-managed with low operating costs.
• Our board of directors requires management to hold a significant amount of CMO stock based on a multiple of each executive’s base salary.  Currently over 1.4% of outstanding shares are held by executive management and the board of directors.
• Pay structure is variable through compensation elements that focus on “pay for performance.”
• Management is incented to grow the Company by issuing common equity capital when it is accretive to book value and earnings, rather than to increase compensation or external management fees.
• Bottom line: management prospers when stockholders prosper.
*

2.38%
5.64%
5.22%
4.13%
2.60%
2.36%
   0.55%
0.66%
0.59%
1.73%
5.12%
3.53%
1.83%
1.77%
1.94%
2.40%
1.69%
0.52%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11 6/30/11
Yield Borrowing Rate Financing Spread
$7.04
$8.07
$8.52
$10.43
$11.42
78%
51%
60%
77%
88%
79%
22%
49%
40%
23%
12%
21%
$7.44
$0.00
$3.00
$6.00
$9.00
$12.00
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11 6/30/11
Current-Reset ARMs Longer-to-Reset ARMs
Capstead’s Historical Financial Overview

*  See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
**  Defined as annualized net income available to common stockholders divided by average common equity capital.
($ in billions)
Residential ARM Securities Portfolio Financing Spread on Mortgage Assets*
Book Value Per Common Share Annualized Return on Average Common Equity**
$9.25
$9.14
$11.99
$12.02
$12.15
$12.46
$0.00
$3.00
$6.00
$9.00
$12.00
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11 6/30/11
2.3%
21.0%
14.9%
12.7%
13.7%
15.4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11 6/30/11
Yield Borrowing Rate Financing Spread
Current-Reset ARMs Longer-to-Reset ARMs
Year ended Quarter ended
Year ended Quarter ended

Capstead’s Second Quarter 2011 Highlights
• Our earnings increased to $42.5 million or $0.48 per diluted common share.
• Our financing spread on mortgage assets* increased 6 basis points to average 1.83%, reflecting the positive effects of higher yielding acquisitions and declines in related borrowing rates which more than offset lower
ARM loan coupon interest rate resets and marginally higher mortgage prepayments.
• Our book value increased $0.31 to $12.46 per common share.
• We raised $83 million in new common equity capital using our at-the-market continuous offering program contributing $0.08 to the increase in book value per common share.
• Our investment portfolio increased 10% or $996 million to $11.42 billion and our portfolio leverage increased modestly to 8.05 times our long-term investment capital.
• Comments from our July 27, 2011 earnings press release:
“Market conditions remain favorable for investing in agency-guaranteed residential ARM securities on a leveraged basis, with attractive risk-adjusted returns achievable in today’s stable financing environment.  After having largely completed the re-
leveraging of our investment capital by the end of the first quarter, we increased our portfolio leverage only modestly during the second quarter from 7.91 to 8.05 times our long-term investment capital while raising an additional $83 million in new common equity capital under our continuous offering program.  Additionally, we raised a modest amount of new perpetual preferred equity capital under this program this quarter.
“Mortgage prepayments remained at favorable levels during the second quarter for our portfolio of primarily well-seasoned
ARM securities.  Additionally, our borrowing rates have never been lower, benefiting our results for the quarter.  Looking forward, we anticipate that prepayment rates on newer origination securities may trend higher in the third quarter as a result of the recent decline in mortgage interest rates, while prepays on more seasoned securities should continue to be suppressed by low housing prices and credit problems being experienced by many of these borrowers.  Recognizing that most of our portfolio is composed of current-reset ARM securities and the likelihood the current interest rate environment will persist for some time, we anticipate portfolio yields will continue trending lower in 2011 as coupon interest rates on the mortgage loans underlying these securities reset to lower rates.  If this proves to be correct, we would also expect borrowing rates to remain low and our overall hedging costs to improve providing some offset to declining portfolio yields.
“We remain confident in and focused on our investment strategy of managing a conservatively leveraged portfolio of agency-
guaranteed residential ARM securities that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.”

*  See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

Recent Regulatory Initiatives

•
Potential adjustments to the Administration’s Home Affordable Refinancing Program (HARP)
may lead to higher, but still limited, participation levels in this program with a likely focus on higher-coupon mortgages.
•
GSE reform efforts appear stalled until after the 2012 elections with changes expected to take years to implement.
•
Recently announced SEC review of exclusions for mortgage REITs from regulation under the
Investment Company Act of 1940 (40 Act):
– Concept Release; Request for Comments (Release No. IC-29778) solicits views about the application of the 40 Act to mortgage REITs and similar companies, including “suggestions on the steps the Commission should take to provide greater clarity, consistency or regulatory certainty” with respect to past exclusionary rulemaking under Section 3(c)5(C).
The release’s 60-day comment period runs through November 7, 2011 and represents a potential precursor to new rule-
making by the SEC that could limit the ability of mortgage REITs to be excluded from regulation under the 40 Act.
– We believe that the process of codifying the Commission’s rulemaking over the last 50 years into clear and comprehensive guidelines could potentially solidify and expand the REIT industry’s critical role in facilitating capital formation for residential housing.  However, should the SEC pursue rulemaking that would require mortgage REITs to register as investment companies under the 40 Act, our use of leverage would be sharply curtailed absent congressional intervention.
– We are participating in the SEC comment process and we encourage our stockholders to do so as well.  To register a comment, please use the SEC’s Internet comment form at http://www.sec.gov/rules/concept/shtml or send an e-mail to
rule-comments@sec.gov, or simply contact your elected representatives in Congress.

Appendix CAPSTEAD 11

Comparative Balance Sheets
(dollars in thousands, except per share amounts)

June 30, December 31, December 31, December 31, December 31,
2011 2010 2009 2008 2007
(unaudited)
Assets
Mortgage securities and similar investments 11,424,161 $  8,515,691 $ 8,091,103 $  7,499,530 $  7,108,719 $
Cash collateral receivable from interest rate swap counterparties 33,327 35,289 30,485 53,676 1,800
Interest rate swap agreements at fair value 9,356 9,597 1,758 - -
Cash and cash equivalents 258,377 359,590 409,623 96,839 6,653
Receivables and other assets 91,404 76,078 92,817 76,200 88,637
Investments in unconsolidated affiliates 3,117 3,117 3,117 3,117 3,117
11,819,742 $  8,999,362 $ 8,628,903 $  7,729,362 $  7,208,926 $
Liabilities
Repurchase arrangements and similar borrowings 10,437,387 $  7,792,743 $ 7,435,256 $  6,751,500 $  6,500,362 $
Cash collateral payable to interest rate swap counterparties 600 9,024 - - -
Interest rate swap agreements at fair value 19,962 16,337 9,218 46,679 2,384
Unsecured borrowings 103,095 103,095 103,095 103,095 103,095
Common stock dividend payable 39,132 27,401 37,432 22,728 9,786
Accounts payable and accrued expenses 22,669 23,337 29,961 44,910 32,382
10,622,845 7,971,937 7,614,962 6,968,912 6,648,009
Stockholders' Equity
Perpetual preferred stock 179,982 179,323 179,333 179,460 179,533
Common stock 816,550 674,202 661,724 618,369 344,423
Accumulated other comprehensive income (loss) 200,365 173,900 172,884 (37,379) 36,961
1,196,897 1,027,425 1,013,941 760,450 560,917
11,819,742 $  8,999,362 $ 8,628,903 $  7,729,362 $  7,208,926 $
liquidation preferences for the Series A and B preferred stock) $12.46 $12.02 $11.99 $9.14 $9.25 unsecured borrowings, net of investments in related
unconsolidated affiliates) $1,296,875 $1,127,403 $1,113,919 $860,428 $660,895
divided by long-term investment capital) 8.05:1 6.91:1 6.67:1 7.85:1 9.84:1
Book value per common share (calculated assuming
(stockholders’ equity and
Portfolio leverage (borrowings under repurchase arrangements
Long-term investment capital

Comparative Quarterly Income Statements
(dollars in thousands, except per share amounts) (unaudited)

June 2011 March 2011 Dec. 2010 Sept. 2010 June 2010
Interest income:
Mortgage securities and similar investments 63,136 $           53,141 $           50,902 $           40,614 $           47,634 $
Other 58                        113                     140                     111                     135
63,194               53,254               51,042               40,725               47,769
Interest expense:
Repurchase arrangements and similar borrowings (13,706)             (12,322)             (11,892)             (11,096)             (11,146)
Unsecured borrowings (2,187)                 (2,187)                 (2,187)                 (2,186)                 (2,187)
Other (1)                         (4)                         (2)                           -   -
(15,894)             (14,513)             (14,081)             (13,282)             (13,333)
47,300               38,741               36,961               27,443               34,436
Other revenue (expense):
Miscellaneous other revenue (expense) (599)                    (218)                    (174)                    (427)                    (98)
Incentive compensation (1,487)                 (1,233)                 (1,327)                 (983)                    (1,330)
Salaries and benefits (1,672)                 (1,700)                 (1,566)                 (1,425)                 (1,463)
Other general and administrative expense (1,066)                 (963)                    (932)                    (999)                    (1,851)
(4,824)                 (4,114)                 (3,999)                 (3,834)                 (4,742)
Income before equity in earnings of unconsolidated affiliates 42,476               34,627               32,962               23,609               29,694
Equity in earnings of unconsolidated affiliates 65                        65                        65                        64                        65
Net income 42,541 $           34,692 $           33,027 $           23,673 $           29,759 $
Net income per diluted common share $0.48 $0.41 $0.40 $0.27 $0.35
Average long-term investment capital 1,253,747 $      1,158,254 $      1,123,699 $      1,110,084 $      1,124,036 $
Average balance of mortgage assets 10,601,719       8,993,926         8,110,095         7,313,810         7,460,379
Investment premium amortization 15,519               12,832               11,098               17,689               15,342
Portfolio runoff *
Average financing spread on mortgage assets**                    1.91
                   37.9
                   1.83
                   17.1%
                   1.77
                   19.9%
                   1.89
                   19.4%
                   1.56
                   35.6%
*    Represents total runoff (scheduled payments and prepayments).  The constant prepayment rate, or CPR, represents only prepayments and will typically be 150 to 250 basis points lower than total runoff during any given period.
**   See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

Yield / Cost Analysis
(dollars in thousands, unaudited)

* See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
Basis Yield/Cost Runoff Basis Yield/Cost Runoff
Agency-guaranteed securities:
Fannie Mae/Freddie Mac:
Fixed-rate 4,549 6.49% 26.5% 4,890 6.68% 8.9%
ARMs 9,479,889 2.36 17.4 8,293,715 2.34 20.5
Ginnie Mae ARMs 1,104,040 2.54 13.4 681,375 2.59 11.8
10,588,478 2.38 17.1 8,979,980 2.36 19.9
Unsecuritized residential mortgage loans:
Fixed-rate 3,375 6.50 5.1 3,433 5.89 6.7
ARMs 6,482 3.98 26.1 7,036 3.36 21.2
9,857 4.84 20.8 10,469 4.19 17.2
3,384 7.88 10.2 3,477 7.65 3.3
10,601,719 2.38 17.1 8,993,926 2.36 19.9
Other interest-earning assets 196,281 0.12 235,864 0.19
10,798,000 2.34 9,229,790 2.31
30-day to 90-day interest rates, as adjusted
for hedging results 9,798,257 0.55 8,304,926 0.59
Structured financings 3,384 7.88 3,477 7.65
9,801,641 0.55 8,308,403 0.59
Other interest-paying liabilites 3,482 0.10 10,344 0.16
Unsecured borrowings 103,095 8.49 103,095 8.49
9,908,218 0.64 8,421,842 0.69
Capital employed/Total financing spread
889,782
1.70
807,948
1.62
Financing spread on mortgage assets* 1.83 1.77
Secured borrowings based on:
Collateral for structured financings
Second Quarter 2011 Average First Quarter 2011 Average
$
$
$
$

* Fully indexed net weighted average coupon, or WAC, represents the coupon upon one or more resets using interest rates indices as of June 30, 2011 and the applicable net margin.
NOTE: Excludes $10 million of fixed-rate investments.
Residential ARM Portfolio Statistics
As of June 30, 2011 (dollars in thousands, unaudited)

Fully
Indexed Average Months
Principal Cost Basis Fair Market Net Net Net to
Balance Premiums ($) % Value WAC WAC* Margins Roll
Current-reset ARMs:
Fannie Mae Agency Securities $ 5,843,979 $133,510 $ 5,977,489 102.28 $6,104,732 2.66% 2.22% 1.70% 5.1
Freddie Mac Agency Securities 2,175,107 61,457 2,236,564 102.83 2,288,763 3.61 2.36 1.84 7.9
Ginnie Mae Agency Securities 510,872 7,934 518,806 101.55 526,876 2.69 1.71 1.52 5.3
Residential Mortgage Loans 6,118 23 6,141 100.38 6,233 3.49 2.34 2.05 5.5
8,536,076 202,924 8,739,000 102.38 8,926,604 2.90 2.23 1.73 5.8
Longer-to-reset ARMs:
Fannie Mae Agency Securities 1,175,797 39,122 1, 214,919 103.33 1,227,428 3.49 2.49 1.76 45.2
Freddie Mac Agency Securities 510,356 17,51 6 527,872 103.43 533,241 3.74 2.58 1.87 46.4
Ginnie Mae Agency Securities 695,386 25,015 720,401 103.60 725,82 1 3.58 1.72 1.51 40.5
2,381,539 81,653 2,463,192 103.43 2,486,490 3.57 2.29 1.71 44.1
102.
61 3.05 2.24 1.72 14.2
$10,917,15
$284,577
$11,202,192 $11,413,094

Use of Financing Spread on Mortgage Assets,
a Non-GAAP Financial Measure
Second Quarter 2011 (dollars in thousands, unaudited)

Financing Spread on
Mortgage Assets,
Total Financing Spread, a Non-GAAP
a GAAP Measure Financial Measure
(a)
Interest
Income
(Expense)
Yield/Cost Difference
Interest
Income
(Expense)
Yield/Cost
Corresponding
First Quarter
2011
Yield/Cost
Interest income:
Mortgage assets $ 63,136 2.38% $ – $ 63,136 2.38% 2.36%
Other interest-earning assets
(b)
58 0.12 (58) – – –
63,194 2.34 (58) 63,136 2.38 2.36
Interest expense:
Secured borrowings (borrowings under
repurchase arrangements) (13,706) 0.55 – (13,706) 0.55 0.59
Unsecured borrowings
(c)
(2,187) 8.49 2,187 – – –
Other interest-paying liabilities
(d)
(1) 0.1 0 1 – – –
(15,894) 0.64 2,188 (13,706) 0.55 0.59
Net interest margin/financing spread $ 47,300 1.70 $ 2,130 $ 49,430 1.83 1.77
(b) Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.
(c)
Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by Capstead to statutory trusts formed to issue
$3.1 million of the trusts’ common securities to Capstead and to privately place $100.0 million of preferred securities to unrelated third party investors.  Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.
(d)
Other interest-paying liabilities consist of cash collateral payable to interest rate swap counterparties.
(a) Net interest margin on mortgage assets and Financing spread on mortgage assets are non-GAAP financial measures (based solely on interest income and yields on the
Company’s portfolio of mortgage securities, net of borrowings under repurchase agreements). These measures are similar to the all-inclusive GAAP measures, Total net interest margin and Total financing spread (based on all interest-earning assets and all interest-paying liabilities).

Experienced Management Team

Over 80 years of combined mortgage finance industry experience, including 75 years at Capstead.
Andrew F. Jacobs – President and Chief Executive Officer, Director
– Has served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988
– Certified Public Accountant (“CPA”), member of the Board of Governors of the National Association of Real Estate Investment Trusts
(“NAREIT”), chairman of NAREIT’s Council of Mortgage REITs, member of the executive committee of the Chancellors Council of the University of Texas System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas
at Austin, the American Institute of Certified Public Accountants (“AICPA”), and the Financial Executive International (“FEI”)
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions at Capstead since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions at Capstead since 1994
– Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions at Capstead since 1994
– MBA, Southern Methodist University, Dallas, Texas